UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2018

Volkswagen Auto Loan Enhanced Trust 2018-1

(Issuing Entity)

Central Index Key Number: 0001720749

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-205992 333-205992-01	11-3650483 82-6650865
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Form 8-K re: transaction documents and

underwriting agreement

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2018, Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), VW Credit, Inc. (“VCI”) and J.P. Morgan, on its own behalf and as representative of the several underwriters thereunder (the “Underwriters”) entered into an Underwriting Agreement, pursuant to which notes in the following classes: Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 (collectively, the “Notes”) with an aggregate principal balance of $1,300,000,000 were sold to the Underwriters. The Notes will be issued on or about July 3, 2018 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01. Other Events.

The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance and sale of the Notes described in the Final Prospectus dated June 27, 2018. The Registrant is filing the following documents, each of which will be dated as of the Closing Date:

1. Purchase Agreement, between VCI and VALU Funding, pursuant to which VCI will transfer to VALU Funding certain motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, minivans and sport utility vehicles (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and between VALU Funding and Deutsche Bank Trust Company Delaware (the “Owner Trustee”) which will amend and restate the trust agreements pursuant to which Volkswagen Auto Loan Enhanced Trust 2018-1 (the “Issuing Entity”) was created.

3. Sale and Servicing Agreement, by and among the Issuing Entity, VALU Funding, as seller, VCI, as servicer and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuing Entity.

4. Indenture, by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Notes will be issued.

5. Administration Agreement, by and among the Issuing Entity, VCI, as administrator and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

6. Asset Representations Review Agreement among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-205992).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement, as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

Form 8-K re: transaction documents and

underwriting agreement

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of June 27, 2018, among VALU Funding, VCI and J.P. Morgan, as Representative of the several Underwriters.

4.1	Indenture, to be dated as of July 3, 2018, between the Issuing Entity and the Indenture Trustee.

10.1	Purchase Agreement, to be dated as of July 3, 2018, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, to be dated as of July 3, 2018, among the Issuing Entity, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, to be dated as of July 3, 2018, among the Issuing Entity, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, to be dated as of July 3, 2018, among VALU Funding and the Owner Trustee.

10.5	Asset Representations Review Agreement, to be dated as of July 3, 2018, among the Issuing Entity, VCI, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

Form 8-K re: transaction documents and

underwriting agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2018-1

By: VW Credit, Inc., as Servicer

	By:	/s/ David Rands
	Name:	David Rands
	Title:	Executive Vice President and Chief Financial Officer

	By:	/s/ Steven Pramuka
	Name:	Steven Pramuka
	Title:	Assistant Treasurer

Form 8-K re: transaction documents and

underwriting agreement